SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 10, 2002
                                                         ----------------

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      0-24681                   65-0816177
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(State or other jurisdiction       (Commission File             (IRS Employer
       or incorporation)                Number)              Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 279-8700
                                                   --------------


                             Uniservice Corporation
                             ----------------------
        350 E. Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida 33301
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On January 9, 2002 Uniservice Corporation completed the acquisition of Associated Automotive Group, Inc., a holding corporation, which was formed to own and operate various highline and exotic car dealerships, accessory and other automotive businesses throughout the United States. Effective January 10, 2002, our new trading symbols are Nasdaq: AAGI for our common stock and Nasdaq: AAGIW for our warrants. In addition, we have changed our name to Associated Automotive Group Incorporated.

         Pursuant to the terms of a share exchange agreement dated January 9, 2002, the shareholders of Associated Automotive Group, Inc. have exchanged their shares of Associated Automotive Group, Inc. for an aggregate of 9,333,334 shares of our class A common stock, subject to adjustment.

         Pursuant to a stock purchase agreement dated January 9, 2002, we also completed the sale of substantially all of our current operating assets, specifically, 30 Kentucky Fried Chicken restaurants in the Santiago, Chile area. In accordance with the stock purchase, 825,000 of our 1,400,000 class B common shares outstanding held by our former president and chairman were canceled and retired to treasury. The balance of our class B common shares (575,000) were converted into class A common stock on a one for one basis.

         Post acquisition our strategy is to become the first national operator of retail highline auto dealerships complete with financing facilities and associated services. We plan to attain a national footprint through strategic acquisition of dealerships as well as organic expansion of our existing operations.

         As previously announced the NASD has advised us that post transaction we would be required to satisfy all initial listing standards. Giving effect to the current financial condition of Associated Automotive Group, Inc. pre-closing, as well as the current bid price for our class A common stock, it is believed that all initial listing standards will have been met as of January 10, 2002.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits
         --------------------------------------------------------

a.       Financial Statements

         The Company shall file the required financial statements by an amendment to this Form 8-K within 60 days from the due date of this filing.

b.       Pro Forma Financial Information

         The Company shall file pro forma financial information by an amendment to this Form 8-K within 60 days from the due date of this filing.

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
c.       Exhibits

         10.1 Stock Purchase Agreement dated January 9, 2002 by and between Uniservice Corporation and Inversiones Huillimapu S.A.

         10.2 Share Exchange Agreement dated January 9, 2002 by and between Uniservice Corporation, Associated Automotive Group, Inc. and Barry Tenzer.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

                                     /s/David Jacoby
                                     -------------------------------------------
                                     David Jacoby, Vice President


Dated: January 16, 2002





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